                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 23, 2002


                            NAVIGANT CONSULTING, INC.
             (Exact Name of Registrant as Specified in Its Charter)



             Delaware                     0-28830             36-4094854
             --------                     -------             ----------
   (State or Other Jurisdiction      (Commission File       (I.R.S. Employer
of Incorporation or Organization)         Number)         Identification Number)



               615 North Wabash, Chicago, IL                   60611
               -----------------------------                   -----
          (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (312) 573-5600
                                                     --------------


                                 Not Applicable

                                              (Former Name or Former Address, if
                                              Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

          On September 23, 2002, Navigant Consulting, Inc., a Delaware corporation (the "Company"), announced that it had entered into an Asset Purchase Agreement dated as of September 1, 2002 with Hunter & Associates Management Services, Inc., a Delaware corporation (the "Seller"), THG Investors, Inc., a Florida corporation (the "Parent") and each of the shareholders of Parent (the "Shareholders") (the "Asset Purchase Agreement"). The Seller is a Florida based consulting practice specializing in hospital and healthcare systems, including management services, operating performance improvement plans and plan implementation and operational restructuring. Pursuant to the Asset Purchase Agreement, the Company purchased substantially all of the assets of Seller, which primarily consists of client contracts and relationships, for a purchase price consisting of:

          .   $10,157,806 in cash paid on the closing date,

          . 1,464,547 shares of common stock of the Company issued on the closing date,

          .   $500,000 in cash payable on April 1, 2003,

          . deferred payments of $3,250,000 to be paid on each of September 1, 2003 and September 1, 2004, and

          . up to $13,000,000 in performance-based earnout payments, which can be earned over a three-year period.

The deferred payments and the earnout payments, if any, will be paid in cash and unregistered shares of common stock of the Company. Either of the Company or the Seller can elect to have up to two-thirds of each such payment made in cash, with the remainder to be paid in shares of the Company's common stock at the time of issuance.

          The Company's source of funds for the acquisition was cash on hand and borrowings under the Company's existing revolving credit facility with LaSalle Bank.

          A copy of the Asset Purchase Agreement is filed an exhibit hereto and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired:
         ------------------------------------------

         The financial statements of Seller required by this item will be prepared in accordance with Regulation S-X and filed within 60 days of the date hereof.

(b)      Pro Forma Financial Information:
         --------------------------------

         The financial statements of Seller required by this item will be prepared in accordance with Regulation S-X and filed within 60 days of the date hereof.

(c)      Exhibits:
         ---------

         2 Asset Purchase Agreement dated as of September 1, 2002 among the Company, the Seller, the Parent and the Shareholders.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NAVIGANT CONSULTING, INC.



Date:  October 7, 2002      By:  /s/ Philip P. Steptoe
                                 ---------------------------------------
                            Name: Philip P. Steptoe
                            Title: Vice-President, General Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibit

2 Asset Purchase Agreement dated as of September 1, 2002 among the Company, the Seller, the Parent and the Shareholders.